UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2016

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Pembroke House, Upper Pembroke Street 28-32,
Dublin 2, Ireland		Not applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 4, 2016, Amarin Corporation plc issued a press release announcing its financial results for the three and six months ended June 30, 2016 entitled “Amarin Reports Second Quarter 2016 Financial Results and Provides Update on Operations.” A copy of this press release is furnished herewith as Exhibit 99.1.

The information in this report furnished pursuant to Item 2.02 and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 2.02 or in Exhibit 99.1 of this report.

Item 8.01 Other Events

On August 4, 2016, Amarin Corporation plc issued a press release entitled “Amarin and FDA Reaffirm Concurrence on REDUCE-IT Through Special Protocol Assessment Agreement Amendment.” A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

The Company hereby furnishes the following exhibits:

99.1	Press Release, dated August 4, 2016 entitled “Amarin Reports Second Quarter 2016 Financial Results and Provides Update on Operations”

The Company hereby files the following exhibits:

99.2	Press Release, dated August 4, 2016 entitled “Amarin and FDA Reaffirm Concurrence on REDUCE-IT Through Special Protocol Assessment Agreement Amendment”

*    *    *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2016	Amarin Corporation plc

	By:	/s/ John F. Thero
John F. Thero
President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1*	Press Release, dated August 4, 2016 entitled “Amarin Reports Second Quarter 2016 Financial Results and Provides Update on Operations”

99.2**	Press Release, dated August 4, 2016 entitled “Amarin and FDA Reaffirm Concurrence on REDUCE-IT Through Special Protocol Assessment Agreement Amendment”

*	Furnished herewith
**	Filed herewith